TRANSAMERICA FUNDS
Supplement dated May 5, 2009 to the Prospectus dated March 1, 2009, as supplemented
Transamerica Short-Term Bond
Footnote (a) to the fee table in the section entitled “Fees and Expenses” on page 89 of the Prospectus is deleted and replaced with the following information:

a Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 12 months after purchase.
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The second paragraph in the section entitled “Choosing a Share Class — Class A Shares — Front Load” on page 140 of the Prospectus is deleted and replaced with the following information:
If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months (within the first 12 months for Transamerica Short-Term Bond) after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a “wrap” account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.
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Investors Should Retain this Supplement for Future Reference